February 13, 1999


Dear Fellow Aggressive Growth Shareholder,

Overall Summary

Following the poorest quarter since inception, the fourth quarter was our best, up an astounding 38.6%. This quarterly performance trounced each of our benchmarks, more than recovering the loss of the prior quarter. It was a quarter in which active management helped a lot. We picked up some very cheap mid-cap growth stocks in the October downturn, increased our exposure to the Internet in October and November, and then picked up some micro-cap stocks in late December. Each of these moves was timely. For the quarter, we ranked 7th of 153 capital appreciation funds according to Morningstar. We are still shy of our peak reached on April 22 of last year, however.

For the year, we were up a very strong 19.3%. For the trailing three year period, we ranked 16th of 103 capital appreciation funds according to Morningstar. I am not displeased with this performance given we have achieved it in a period of large-company dominance--not our strong suit.

Performance Summary

The table below presents our December quarter, one year, and life-to-date financial results according to the formula required by the SEC. The graph below shows our quarterly performance relative to these benchmarks. I am pleased with our outperformance of the Russell 2000 Index (the index closest in size to our companies over this period) by 9+% per year. We haven't caught the S&P 500 yet, but we made good progress in the last quarter.


                                                           Dec. Qtr.       1 Year       Life-to-Date
                                                            10/1/98        1/1/98         8/5/94 to
                                                          to 12/31/98    to 12/31/98     12/31/98**
                                                          -----------    -----------    ------------
             Aggressive Growth Portfolio                     38.6%          19.3%           24.0%
             S&P 500 Index (large companies)*                21.4%          28.7%           27.9%
             Russell 2000 (small companies)*                 16.3%          (2.6)%          14.8%
             Lipper Capital Appreciation Funds*              22.6%          20.0%           19.4%

* The Russell 2000 and S&P 500 are unmanaged indexes of large and small companies, respectively, with dividends reinvested. The Lipper Capital Appreciation Funds reflect the aggregate record of more aggressive domestic growth mutual funds as reported by Lipper Analytical Services, Inc. Past performance does not guarantee future returns.

** Life-to-date returns are annualized; quarterly returns are not annualized.


AGGRESSIVE GROWTH GRAPH INFORMATION:

Title: Growth of $10,000 Invested in various Funds and Indexes from 8/5/94 to
       12/31/98

Shows the growth of $10,000 in the Bridgeway Aggressive Growth Portfolio, the Lipper Capital Appreciation Funds, the Russell 2000 Index and the S&P 500 Index. As of 12/31/98 the $10,000 had grown to $25,782 in the Bridgeway Aggressive Growth Portfolio, $29,528 in the S&P Index, $18,393 in the Russell 2000 Index and $21,852 in the Lipper Capital Appreciation Funds.

Explanation of Quarterly Performance:  The Movers and the Shakers

Translation:  Our technology and retail stocks carried the day.

Our December quarter performance was helped tremendously by our increased focus on technology stocks, which represented a higher than normal 38% of assets on December 31. Our retail stocks (19% of net assets) also roared ahead in the quarter. Eight of our stocks gained 50% or more during the quarter:


                Rank Description                 Industry                              % Change
                ----------------                 --------                              --------
                America Online Inc.              Data Processing-services              177.9%
                Children's Place Stores, Inc.    Retail Stores                         151.3%
                Pegasus Systems, Inc.            Services                              133.2%
                Neomagic Corp.                   Data Processing-hardware               92.4%
                Power Integrations, Inc.         Electronic/Electric                    85.8%
                Gap, Inc.                        Retail Stores                          59.6%
                Ansys Inc.                       Data Processing-software               51.7%
                Cisco Systems Inc.               Data Processing-hardware               50.2%

America Online, a small position when we bought it May, now is our sixth largest holding, all due to appreciation. Pegasus Systems, the premier on-line reservation systems for hotels, and Cisco, a networking solutions firm, also caught the Internet "wave" of the last quarter. Different models found each of these three stocks; there was no conscious decision to buy Internet-related companies.

None of our stocks declined as much as 50% in the quarter. PTI Holdings was the worst, down 43%. This manufacturer of bicycle helmets and accessories has done a much better job of growing revenues than either earnings or earnings per share. Wall Street is apparently tired of waiting for the "bottom line" to catch up.

Top Ten Holdings

Our top ten holdings at the end of December were:


               Rank  Description                 Industry                            % Net Assets
               -----------------                 --------                            ------------
               Neomagic Corp                     Data Processing-Hardware                 5.4%
               Best Buy                          Retail Stores                            5.3%
               Children's Place Retail Stores    Retail Stores                            4.4%
               Pegasus Systems                   Services                                 3.7%
               Funco Inc.                        Leisure-Amusement                        3.4%
               America Online                    Internet                                 3.4%
               SCP Pool Corp                     Leisure-Amusement                        3.4%
               Tandy Brands Accessories          Leather and Shoes                        3.1%
               Ardent Software Inc.              Data Proc.--Software & Services          3.0%
               Ansys Inc                         Data Proc.--Software & Services          3.0%
                                                                                         ----
               Total                                                                     37.9%

These positions indicate our portfolio is slightly less concentrated than normally. Usually, our largest position is closer to 10% of net assets.

Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 1998; security positions can and do change thereafter.

Myth and Fact

Translation: Recent market performance demonstrates the risk of trying to "time the market." At Bridgeway, we subscribe to the philosophy that time in the market is better than timing the market. (I don't know who first said this; if you know, please write me a card.)

By now you are probably familiar with Bridgeway's "buy and hold" philosophy of owning stocks for the long term and with our disdain for trying to time the market. The following quote (I'll call it "the myth") nearly turned my stomach when I read it in an advertisement for one of the most popular financial Internet sites:

         With the market's recent schizophrenia - swooning one month, soaring the next - it's become more crucial for investors to be able to stay on top of events and use the fluctuations to their advantage.

Presumably by using this service you could bail out before the market fell, and invest again at the bottom.

Fact: Most funds experience a high level of redemptions in a market downturn. (Interestingly, we didn't experience this in 1998.) Shareholders who did bail out in October missed some of the best performing weeks at the end of the year. Academic and industry research indicate that this is not an isolated phenomenon. A significant majority of people who time the market end up with inferior returns. Wilshire Associates studied the gap between portfolio returns and shareholder returns from January 1984 through August 1994 and found that investors' returns were 1.1% less than the average 11.0% return of their funds. I believe a significant part of this underperformance is due to investors' fear and reaction to short-term news stories.

The Year 2000 Computer Problem

Translation: Some computers and software (especially older versions) will not function properly next year because of problems in reading years beginning with "2000." At Bridgeway, we believe that our systems have very limited exposure and are operationally ready. However, we have taken action to safeguard our operations. In addition, we do not plan to sell portfolio companies as we try to anticipate their readiness for the year 2000.

As January 1 of 2000 approaches, you will hear more and more stories of the "Y2K" or year two thousand problem. Many companies are spending tremendous amounts to correct software which reads only two digits for date fields ("99" instead of "1999"); this can cause serious problems and software failure. Some shareholders have asked what Bridgeway is doing about it.

We believe our own computers and software are year 2000 "compliant." There are some advantages in being a smaller and somewhat younger firm. The network of personal computers we rely on use major brand name components that are also compliant. We have no mainframes or older hardware, which are more difficult to convert to year 2000 capability. We have completed testing of our primary software, all of which is compliant, and we will conduct final tests in March. The Securities and Exchange Commission requires regulated investment advisors to have a Y2K plan. An SEC representative conducted an on-site interview in October to assess our readiness. (They don't give you a grade or make any representation about readiness, however.) Bridgeway also has a contingency plan. We had the opportunity in 1998 to (successfully) price our portfolio off-site on an "emergency" basis. We have contacted all of our vendors and brokers concerning their compliance, and I am impressed with the efforts made by these companies.

After studying their plans, I am only concerned about one vendor that supplies the closing prices of our securities. However, we have several alternative sources, so I am not worried.

I believe that the two areas of greatest exposure to the Y2K problem are the phone company and the electric company. Obviously, we are too small to have an impact on their readiness, but we don't feel it would be a catastrophe even if Bridgeway were without these utilities for a couple of weeks. We are considering obtaining a backup source of electricity. Quite frankly, if there are problems at Bridgeway, it is likely that you will have more important and immediate problems in other parts of your life. I don't anticipate major problems in early January 2000, but I am taking the issue very seriously.

The other side of the equation is the companies we own. Should we anticipate a major market correction? For reasons similar to our disdain of timing the market, we will not try to time the market impact of the Y2K problem. We plan to "ride it out," whether it is large or small. It would be too easy to sell now and miss a great 1999, or sell after prices already reflect the problem.

Conclusion

As always, I appreciate your feedback. We keep a bulletin board of shareholder comments and suggestions which we review at our weekly staff meeting. We take them very seriously. I hope you are pleased with our recent quarter performance, if not with our performance for the full year. Please keep your ideas coming.

Sincerely,

/s/ JOHN MONTGOMERY

John Montgomery

                              BRIDGEWAY FUND, INC.
                           AGGRESSIVE GROWTH PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS (unaudited)
                     Showing percentage of total net assets
                               December 31, 1998




    Industry Company                                     Shares        Value
    -------- -------                                     ------        -----
Common Stock - 98.0%
    Air Transport - 1.6%
             Amtran, Inc. *                               6,700     $  181,738

    Aluminum & Products - 1.1%
             Invision Technologies, Inc.*                21,000        129,938

    Beverages - 0.4%
             Lion Brewery, Inc. *                         9,000         40,500

    Broadcasting - 1.4%
             Triathalon Broadcasting Co.*                14,300        160,875

    Containers - 0.2%
             Disc Graphics, Inc. *                        4,800         21,300

    Data Processing - Hardware - 10.4%
             Bell Microproducts, Inc. *                   1,400         12,950
             Cisco Systems, Inc. *                        1,500        139,219
             Dell Computer Corp. *                        2,440        178,578
             Microframe, Inc. *                          14,700         41,344
             Neomagic Corp. *                            27,500        608,438
             Printronix, Inc. *                          13,500        194,063
                                                                    ----------
                                                                     1,174,592

    Data Processing - Software & Services - 19.7%
             ANSYS Incorporated *                        30,300        333,300
             ARDENT Software, Inc. *                     14,500        333,500
             America Online, Inc. *                       2,600        379,600
             Brightstar Info Tech *                      12,000         94,500
             Concord EFS *                                4,000        169,500
             EMC Corp. *                                  1,700        144,500
             Information Advantage Software *            27,000        204,188
             Networks Associates *                        2,400        159,000
             Object Design Inc. *                         4,800         31,800
             SEEC Inc. *                                 20,000        128,750
             Yahoo! Inc. *                                1,035        243,290
                                                                    ----------
                                                                     2,221,928

    Drugs-Generic and OTC - 2.3%
             Medco Research, Inc. *                       6,300        163,800
             Warner Lambert                               1,300         97,744
                                                                    ----------
                                                                       261,544

    Electronics/Electric - 7.7%
             Intervoice, Inc. *                           4,000        138,000
             Lexmark International Group*                 1,600        160,800
             PSC Inc *                                    8,500         80,750
             Power Integrations, Inc. *                   5,300        132,831
             Richey Electronics, Inc. *                   4,650         47,953
             Sanmina Corp. *                              2,400        150,000
             Vitesse Semiconductors *                     3,500        159,688
                                                                    ----------
                                                                       870,022

    Finance - 1.1%
             Pilgrim America Capital Corp*                5,000        125,000


Food - 0.3%
             Zapata Corp.                                 2,800     $   34,300

Graphic Arts - 0.5%
             Baldwin Technology
               Company, Inc. *                           10,600         59,625

Home Furnishings - 2.7%
             Winsloew Furniture, Inc. *                  11,400        302,100

Jewelry, Silverware, Watches - 1.5%
             Jan Bell Marketing, Inc. *                  25,500        164,156

Leather & Shoes - 3.1%
             Tandy Brands Accessories, Inc.*             20,590        344,883

Leisure-Amusement - 6.7%
             Funco Inc. *                                21,700        379,750
             SCP Pool Corp *                             25,026        378,518
                                                                    ----------
                                                                       758,268

Machinery - 0.4%
             Daniel Industries *                          4,390         51,308

Medical Equipment/Supplies - 5.9%
             Arterial Vascular Engineering*               3,625        190,313
             ICU Medical, Inc. *                         14,000        308,000
             Minimed Inc *                                1,555        162,886
                                                                    ----------
                                                                       661,199

Mutual Funds - 0.5%
             New Germany Fund, Inc.                       4,729         61,181

Oil & Gas - 0.5%
             Parker Drilling *                            7,500         23,906
             R&B Falcon Corp *                            3,720         28,365
                                                                    ----------
                                                                        52,271

Retail Stores - 19.3%
             American Eagle Outfitters *                  2,055        136,914
             Ann Taylor Stores *                          3,500        138,031
             Best Buy Company, Inc. *                     9,800        601,475
             Children's Place Retail
               Stores, Inc. *                            19,636        493,355
             Creative Computers, Inc. *                   8,700        276,225
             Ezcorp, Inc.                                14,600        122,275
             Gap, Inc.                                    3,300        185,625
             Just For Feet *                              5,600         97,300
             Staples *                                    2,800        122,325
                                                                    ----------
                                                                     2,173,525

Services - 6.5%
             American Physician Partners*                14,000         88,375
             Eco Soil Systems, Inc. *                     7,500         65,625
             Innotrac Corp. *                             8,500        154,063
             Pegasus Systems *                           11,700        421,200
                                                                    ----------
                                                                       729,263

                              BRIDGEWAY FUND, INC.
                           AGGRESSIVE GROWTH PORTFOLIO
            SCHEDULE OF PORTFOLIO INVESTMENTS (unaudited), continued
                     Showing percentage of total net assets
                               December 31, 1998



   Industry  Company                                  Shares       Value
   --------  -------                                  ------       -----
Telecommunications - 1.6%
             Nokia Corporation ADR "A" *              1,500     $   180,656

Transportation/Freight - 1.7%
             Hvide Marine, Inc. *                    16,000          80,000


             Landair Services Inc. *                  6,000         112,500
                                                                -----------
                                                                    192,500



             USA Truck, Inc. *                        8,900         103,463
                                                                -----------

Total Common Stock
             (Identified Cost $8,650,424)                       $11,056,135
                                                                ===========


   Industry  Company                                  Shares       Value
   --------  -------                                  ------       -----
Total Investments - 98.0%
             (Cost $8,650,424)                                  $11,056,135

Other Assets and Liabilities, net - 2.0%                             219,909
                                                                 -----------

Total Net Assets - 100.0%                                        $11,276,044
                                                                 ===========


* Non-income producing security as no dividends were paid during the period from July 1, 1998 to December 31, 1998.

** The aggregate identified cost on a tax basis is $8,650,424. Gross unrealized appreciation and depreciation were $2,553,973 and $148,262, respectively, or net realized appreciation of $2,405,711.

               BRIDGEWAY FUND, INC. - AGGRESSIVE GROWTH PORTFOLIO
                 STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
                             As of December 31, 1998

Assets:
      Investments at value (cost - $8,650,424)                                                 $   11,056,135
      Cash                                                                                            144,766
      Receivable for investments sold                                                                 123,809
      Receivable for interest                                                                             156
      Prepaid expenses                                                                                  3,917
      Deferred organization costs                                                                       2,378
                                                                                               --------------
            Total assets                                                                           11,331,161
                                                                                               --------------

Liabilities:
      Payable for investments purchased                                                                29,219
      Payable for management fee                                                                        1,554
      Accrued expenses                                                                                 24,344
                                                                                               --------------
            Total liabilities                                                                          55,117
                                                                                               --------------
      Net assets ( 543,709 shares outstanding)                                                 $   11,276,044
                                                                                               ==============
      Net asset value, offering and redemption price per share ($11,276,044/543,709)           $        20.74
                                                                                               ==============

Net assets represent:
      Paid-in capital                                                                          $    9,711,199
      Net realized loss on investments                                                               (840,866)
      Net unrealized appreciation of investments                                                    2,405,711
                                                                                               --------------
      Net assets                                                                               $   11,276,044
                                                                                               ==============

               BRIDGEWAY FUND, INC. - AGGRESSIVE GROWTH PORTFOLIO
                      STATEMENT OF OPERATIONS (Unaudited)
                   For the six months ended December 31, 1998

Investment income:
      Dividends                                                                                $        8,071
      Interest                                                                                          9,440
                                                                                               --------------
            Total income                                                                               17,511

Expenses:
      Management fees                                                                                   6,124
      Accounting fees                                                                                  24,702
      Audit fees                                                                                        2,622
      Custody                                                                                           1,428
      Amortization of organization costs                                                                2,326
      Insurance                                                                                           517
      Legal                                                                                             1,226
      Registration fees                                                                                 6,040
      Directors' fees                                                                                     617
      Miscellaneous                                                                                       155
                                                                                               --------------
            Total expenses                                                                             45,757
                                                                                               --------------

Net investment loss                                                                                   (28,246)
                                                                                               --------------
Net realized and unrealized gain on investments:
      Net realized loss on investments                                                               (881,752)
      Net realized loss on options                                                                    (77,067)
      Net change in unrealized appreciation                                                         1,692,141
                                                                                               --------------
      Net realized and unrealized gain                                                                733,322
                                                                                               --------------

Net increase in assets resulting from operations                                               $      705,076
                                                                                               ==============

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                           AGGRESSIVE GROWTH PORTFOLIO
                 STATEMENT OF CHANGES IN NET ASSETS (Unaudited)


                                                              Six months ended      Year ended
Increase (decrease) in net assets:                            December 31, 1998    June 30, 1998
Operations:
      Net investment loss                                        $    (28,246)     $    (80,860)
      Net realized gain(loss) on investments                         (881,752)          584,511
      Net realized loss on options                                    (77,067)          (27,950)
      Net change in unrealized appreciation                         1,692,141           213,313
                                                                 ------------      ------------
          Net increase resulting from operations                      705,076           689,014
                                                                 ------------      ------------
      Distributions to shareholders:
          From net investment income                                        0                 0
          From realized gains on investments                         (196,181)         (455,880)
                                                                 ------------      ------------
            Total distributions to shareholders                      (196,181)         (455,880)
Fund share transactions:
      Proceeds from sale of shares                                  4,948,662         6,076,613
      Reinvestment of dividends                                       195,556           451,952
      Cost of shares redeemed                                      (1,228,689)       (3,330,369)
                                                                 ------------      ------------
          Net increase from Fund share transactions                 3,915,529         3,198,196
                                                                 ------------      ------------
          Net increase in net assets                                4,424,424         3,431,330
Net assets:
      Beginning of period                                           6,851,820         3,420,490
                                                                 ------------      ------------
      End of period                                              $ 11,276,244      $  6,851,820
                                                                 ============      ============
Number of Fund shares:
      Sold                                                            262,575           293,674
      Issued on dividends reinvested                                   13,628            25,433
      Redeemed                                                        (69,640)         (163,996)
                                                                 ------------      ------------
          Net increase                                                206,563           155,111
      Outstanding at beginning of period                              337,146           182,035
                                                                 ------------      ------------
      Outstanding at end of period                                    543,709           337,146
                                                                 ------------      ------------

See accompanying notes to financial statements

               BRIDGEWAY FUND, INC. - AGGRESSIVE GROWTH PORTFOLIO
                        FINANCIAL HIGHLIGHTS (Unaudited)
                 (for a share outstanding throughout the period)

                                                                 Six
                                                             months ended   Year ended    Year ended     Year  ended   8/5/94* to
                                                             December 31,    June 30,      June 30,        June 30,     June 30,
                                                                1998           1998          1997           1996          1995
Per share data
     Net asset value, beginning of period                    $     20.32    $    18.79    $    16.66     $    11.71     $   9.89
                                                             -----------    ----------    ----------     ----------     --------
     Income (loss) from investment operations:
         Net investment loss                                       (0.08)        (0.30)        (0.24)         (0.18)       (0.02)
         Net realized and unrealized gain                           1.10          3.46          3.43           5.22         1.84
                                                             -----------    ----------    ----------     ----------     --------
              Total from investment operations                      1.02          3.16          3.19           5.04         1.82
                                                              ----------  ------------    -----------    ----------- - ---------
     Less distributions to shareholders:
         Net investment income                                      0.00          0.00          0.00           0.00         0.00
         Net realized gains                                        (0.60)        (1.63)        (1.06)         (0.09)        0.00
                                                             -----------    ----------    ----------     ----------     --------
              Total distributions                                  (0.60)        (1.63)        (1.06)         (0.09)        0.00
                                                             -----------    ----------    ----------     ----------     --------
     Net asset value, end of period                          $     20.74    $    20.32    $    18.79     $    16.66     $  11.71
                                                             ===========    ==========    ==========     ==========     ========

Total return [1]                                                     6.3%         18.1%         19.9%          43.3%        19.5%
Ratios & Supplemental Data
     Net assets, end of period                               $11,276,044    $6,851,820    $3,420,490     $1,502,485     $276,272
     Ratios to average net assets: [2]
         Expenses after waivers and reimbursements                  1.49%         2.00%         2.00%          1.97%        1.86%
         Expenses before waivers and reimbursements                 1.49%         2.00%         2.77%          5.73%       16.15%
         Net investment loss after waivers and reimbursements      (0.92%)       (1.50%)       (1.40%)        (1.26%)      (0.30%)

     Portfolio turnover rate [2]                                   164.2%        132.3%        138.9%         167.7%       139.9%


[1] Not annualized for periods less than a year.
[2] Annualized for periods less than a year.
 *  August 5, 1994 was commencement of operations.

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                           AGGRESSIVE GROWTH PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (Unaudited)


1.     Organization:

       Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

       The Fund is organized as a series fund and has six portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

       Bridgeway Capital Management, Inc. is the Adviser to the Fund.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

       Securities Valuation

       Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

       Federal Income Taxes

       It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

       Deferred Organization Costs

       Deferred organization costs are amortized on a straight-line basis over five years. The initial shareholders, prior to the prospectus being declared effective on June 30, 1994, have agreed that if any of the initial shares of each portfolio are redeemed during such amortization period by any holder thereof, the redemption proceeds will be reduced by the amount of the then unamortized organization expenses in the same ratio as the number of shares redeemed bears to the number of total outstanding shares at the time of redemption.

       Distributions to Shareholders

       Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

                              BRIDGEWAY FUND, INC.
                           AGGRESSIVE GROWTH PORTFOLIO
              NOTES TO FINANCIAL STATEMENTS (Unaudited), Continued


2.     Significant Accounting Policies
       Distributions to Shareholders, Continued

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

       Risks and Uncertainties

       The Fund provides for various investment options including stocks, call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights. (See prospectus for additional risk information.)

       12b-1 Plan

       The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there is no "12b-1 fee."

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.     Use of Derivative Instruments:

       The Aggressive Growth Portfolio may use derivative securities such as futures, stock options and index options. (See Prospectus for additional information.) Buying calls increases a Portfolio's exposure to the underlying security. Buying puts on a stock market index tends to limit a Portfolio's exposure to a stock market decline. All options purchased by the Fund were listed on exchanges and considered liquid positions with readily available market quotes. A summary of transactions in options by the Aggressive Growth Portfolio follows:


                                                Call Options                    Put Options
                                        --------------------------      --------------------------
                                          Number           Cost           Number           Cost
                                        ----------      ----------      ----------      ----------
Outstanding June 30, 1998                      206      $   94,431               0      $       --
Purchased                                       35          48,093              25          30,246
Expired                                       (120)        (62,030)            (25)        (30,246)
Exercised                                        0              --               0              --
Closed                                        (121)        (80,494)              0              --
                                        ----------      ----------      ----------      ----------
Outstanding December 31, 1998                    0      $       --               0      $       --
                                        ==========      ==========      ==========      ==========

                              BRIDGEWAY FUND, INC.
                           AGGRESSIVE GROWTH PORTFOLIO
              NOTES TO FINANCIAL STATEMENTS (Unaudited), Continued


  4.   Management Contract:

       The Fund has entered into a management contract with Bridgeway Capital Management, Inc. (the Adviser"), a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by Bridgeway Capital Management, Inc., the portfolio pays Bridgeway Capital Management, Inc. a fee, computed and paid monthly based on the average daily net assets of the portfolio for the month. Such fee is based on the following annual rates: 0.90% of the first $250 million of the portfolio's average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million.

       The fee is adjusted quarterly for based upon performance. The performance adjustment rate varies with the Fund's performance as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index with dividends reinvested (hereinafter "Index" ) and ranges from -.7% to +.7%. The performance rate adjustment is calculated at 4.67% of the difference between the performance of the Fund and that of the Index over the trailing five year period, except that there is no performance adjustment if the difference between the Fund performance and the Index performance is less than or equal to 2%.

  5.   Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the Accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

  6.   Custodial Agreement:

       The Fund has entered into a Custodial Agreement with Compass Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

  7.   Cost, Purchases and Sales of Investment Securities:

       Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investment securities, other than cash equivalents were $8,616,509 and $5,120,100, respectively, for the six months ended December 31, 1998.